SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------



                                   Form 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                January 11, 2002
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                           TREESOURCE INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Oregon                    0-16158                 93-0832150
----------------------------  ---------------------  ---------------------------
(State or Other Jurisdiction  (Commission File No.)        (IRS Employer
     of Incorporation)                                   Identification No.)

               595 S.E. Grand Ave., Suite 300, Portland, OR 97214
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          (Address of principal executive offices, including Zip Code)

                                 (503) 246-3440
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              (Registrant's telephone number, including area code)

Item 1.  Change of Control of Registrant

         In connection with the reorganization of TreeSource Industries, Inc. and certain of its wholly-owned subsidiaries (the "Company" or "TreeSource") described under Item 3 below, the Company experienced a change in its equity ownership on the effective date of the reorganization that may constitute a change of control. See Item 3 for a discussion of the relevant cancellations and issuances of equity interests of the Company in the reorganization.

Item 3.  Bankruptcy or Receivership

         As previously reported, on September 27, 1999, the Company filed voluntary petitions for relief under chapter 11 of the U.S. Bankruptcy Code (the "Code") in the U.S. Bankruptcy Court for the Western District of Washington (the "Court"). Since that date, the Company has continued to operate as a debtor-in-possession under the Code. On January 11, 2002, the Court entered an order confirming the Company's Second Amended Joint Plan of Reorganization (the "Plan"). The following summary of the material terms of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference.

                               SUMMARY OF THE PLAN

Distributions With Respect to Lender's Claims

         The holder of the Company's pre-petition senior secured debt securities, TreeSource Acquisition Company LLC (the "Lender"), in full settlement, release and discharge of and in exchange for its claims, will receive the following consideration: (a) $2 million in cash; (b) a new loan agreement with the Company pursuant to which the Company will pay Lender a total of $14 million, secured by liens on substantially all of the Company's assets; and (c) 9,000,000 shares of the common stock of the reorganized Company, representing all of the issued and outstanding shares of the reorganized Company as of January 31, 2002, the effective date of the Plan (the "Effective Date").

Distributions With Respect to General Unsecured Claims

         Each holder of an unsecured claim, in full settlement, release and discharge of its claim, will receive (a) its pro rata share of $1,100,000 in cash, which amount represents approximately 30% of the Company's estimate of its general unsecured trade claims, plus (b) its pro rata share of any recovery from a lawsuit that was filed to recover certain pre-petition preferential transfers.

Form 8-K                                                                 PAGE 1

TreeSource Industries, Inc. Equity Interests

         The holders of equity securities of the pre-petition Company, including any warrants, rights, options or other convertible securities, will not receive or retain any property under the Plan, or receive or retain any distributions or interest under the Plan, on account of those interests or claims. On the Effective Date, all of the outstanding equity securities of the pre-petition Company will be deemed cancelled and become null and void.

All Other Claims

         Each holder of certain secured claims under the Plan may, at the reorganized Company's option, either receive a cash payment from the reorganized Company of the value of its collateral or continue to hold its lien and security interest on such collateral. Priority tax claims will be paid in full after the Effective Date. Other priority claims and statutory lien claims under the Plan were paid as a matter of course by the Company as debtor-in-possession and none remained unpaid as of the Effective Date, except for certain administrative claims, which will be paid in full when the exact amounts are ultimately approved by the Court. Except as otherwise described above, holders of other claims under the Plan received no distribution under the Plan on account of their claims.

New Term Loans

         On the Effective Date the reorganized Company entered into a new loan agreement (the "Loan Agreement") with the Lender. Under the Loan Agreement, the Company agreed to repay $6 million pursuant to a short-term loan and $8 million pursuant to a long-term loan. Both loans will accrue simple interest at 11% per annum. The maturity date of the short-term loan will be July 31, 2004. The maturity date of the long-term loan will be October 31, 2008. These loans are secured by liens and security interests in all of the property, both real and personal, of the reorganized Company, which liens and security interests are subordinate only to the liens and security interests of the Company's working capital lender and such other liens as were prior and perfected on the date the Company filed its petition for reorganization.

Working Capital Loan

         On October 4, 1999, following court approval, the Company entered into a revolving credit facility with the debtor-in-possession lender to provide a line of credit to be used to fund post-petition operations. This credit facility has been extended and amended pursuant to subsequent court orders. Pursuant to its terms, the revolving

Form 8-K                                                                 PAGE 2
credit facility was due and payable on the Effective Date. On such date the reorganized Company entered into a new $10 million working capital loan on similar terms.

Survival of Certain Corporate Obligations

         Pursuant to the Plan, the Company has entered into indemnification agreements with its pre-petition Chief Executive Officer and directors, and the Company's obligations under these indemnification agreements survive unaffected by the reorganization and other actions contemplated by the Plan.

Dissolution of Creditors' Committee

         Pursuant to the Plan, on its effective date, the Creditors' Committee was reappointed as the Post-Confirmation Committee, which will remain in effect until certain outstanding litigation and all objections to claims have been finally resolved, at which time the Post-Confirmation Committee will dissolve and the members of and professionals engaged by the Creditors' Committee will be released from and discharged of all authority due to responsibilities, obligations and liability, if any, arising from and in connection with the Company's reorganization.

Officers and Directors of the Reorganized Company

         As of the Effective Date the Company's Board of Directors consists of the following five new directors: James Schueler, R. Gregory Service, Harold Mildenberger, David Cotner and Craig Rostead. Pursuant to the Plan, effective the day after of the Effective Date, the Company's prior President and Chief Executive Officer, Jess R. Drake, ceased to hold such offices. New officers will be appointed by the new Board of Directors of the reorganized Company.

                                 CAPITALIZATION

         Effective January 31, 2002, all previously outstanding equity securities of the Company have been cancelled for no value and 9,000,000 shares of the reorganized Company's common stock have been issued to the Lender, which shares represent 100% of the reorganized Company's outstanding equity securities. No additional shares are served for future issuance in respect of claims and interests filed and allowed under the Plan. An additional 1,000,000 shares of the reorganized Company's common stock have been reserved for issuance pursuant to an equity incentive compensation plan.


Form 8-K                                                                 PAGE 3

                             ASSETS AND LIABILITIES

         The following table sets forth information about the Company's assets and liabilities as of December 31, 2001, in the form in which it was furnished to the Count in the Company's most recent report furnished to the Court.





































Form 8-K                                                                 PAGE 4

                  TREESOURCE INDUSTRIES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                            (Unaudited, in thousands)

                                                             DECEMBER 31, 2001
ASSETS
CURRENT ASSETS
  Cash                                                             $1,187
  Restricted cash                                                   1,778
  Short term investments                                                -
  Accounts receivable, net                                          5,441
  Inventories                                                       8,318
  Prepaid expenses                                                  3,758
  Income tax refund receivable                                          -
  Deferred tax asset                                                    -
  Assets held for sale                                              5,085
  Timber, timberland, and timber-related assets                     2,405
                                                                   ------
     TOTAL CURRENT ASSETS                                          27,972

NOTES AND OTHER RECEIVABLES                                            84
TIMBER AND TIMBERLANDS                                                  -
PROPERTY PLANT AND EQUIPMENT
  Land                                                                510
  Buildings and improvements                                        4,579
  Machinery and equipment                                          26,842
                                                                   ------
                                                                   31,932
  Less reserve for impairment                                           -
  Less accumulated depreciation                                    27,160
                                                                   ------
                                                                    4,772
  Construction in progress                                            588
                                                                   ------
                                                                    5,360
DEFERRED TAX ASSET                                                      -
OTHER ASSETS                                                        1,794
                                                                   ------
                                                                  $35,210
                                                                   ======

Form 8-K                                                                 PAGE 5

                  TREESOURCE INDUSTRIES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                            (Unaudited, in thousands)

                                                             DECEMBER 31, 2001

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
  Accounts payable                                                 $3,210
  Accrued expenses                                                  4,787
  Income taxes payable                                                  -
  Timber contracts payable                                              -
  Current debt                                                      2,705
                                                                   ------
     Total current liabilities                                     10,701

DEFERRED INCOME TAXES PAYABLE                                           -
LIABILITIES SUBJECT TO COMPROMISE
  Accounts payable                                                  2,936
  Accrued expenses                                                  3,198
  Timber contracts payable                                              -
  Long-term debt                                                   42,979
                                                                   ------
     Total liabilities subject to compromise                       49,113

LONG-TERM DEBT, less current maturities                                76
COMMITMENTS AND CONTINGENCIES                                          40
STOCKHOLDERS' EQUITY (DEFICIT)
  Series A preferred stock                                         20,688
  Series B preferred stock                                            333
  Common stock, no par value                                       28,761
  Additional paid-in capital                                           15
Retained deficit - beg. yr.                                       (74,667)
  Dividends paid                                                        -
  Current year earnings                                               149
                                                                   ------
                                                                  (24,721)
                                                                   ------
                                                                  $35,210
                                                                   ======

Form 8-K                                                                 PAGE 6

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1               Second Amended Joint Plan of Reorganization





































Form 8-K                                                                 PAGE 7

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TREESOURCE INDUSTRIES, INC.



Dated:  February 4, 2002                   By: /s/GALEN L. BLAND
                                               -----------------------------
                                                         Galen L. Bland
                                                         Secretary

























Form 8-K                                                                 PAGE 8

                                  EXHIBIT INDEX

     Exhibit Number                Description
     --------------                -----------

         99.1           Second Amended Joint Plan of Reorganization



































Form 8-K                                                                 PAGE 9